                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                       Consonance Capman GP LLC

Address:                                    1370 Avenue of the Americas
                                            Suite 3301
                                            New York, NY 10019

Date of Event Requiring Statement:          03/18/16

Name:                                       Mitchell Blutt

Address:                                    1370 Avenue of the Americas
                                            Suite 3301
                                            New York, NY 10019

Date of Event Requiring Statement:          03/18/16